SUPPLEMENT

DATED JULY 16, 2010 TO

THE HARTFORD SMALL COMPANY FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED JULY 1, 2010

Effective July 21, 2010, Wellington Management Company, LLP (“Wellington Management”) will serve as the sole sub-adviser for The Hartford Small Company Fund (“Fund”).  Effective the same date, Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as a sub-adviser to the Fund.  The portion of the Fund’s portfolio currently managed by Hartford Investment Management will be managed by Wellington Management.  Accordingly, effective July 21, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the first paragraph is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another.

2.             Under the heading “MAIN RISKS” in the Summary Prospectus and the headings “SUMMARY SECTION — MAIN RISKS” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, “Multiple Sub-Advisers Risk” is deleted.

3.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.  The Fund employs a multi-portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.

Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA	Senior Vice President and Equity Portfolio Manager	2000

Stephen Mortimer	Senior Vice President and Equity Portfolio Manager	2006

Mario E. Abularach, CFA, CMT	Vice President and Equity Research Analyst	2006

Mammen Chally, CFA	Vice President and Equity Portfolio Manager	2010

Jamie A. Rome, CFA	Senior Vice President and Equity Portfolio Manager	2010

4.             Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices.  As of December 31, 2009, this range was approximately $13 million to $5 billion.

The Fund seeks to achieve its objective by combining multiple investment strategies into a single fund.  Each approach utilizes fundamental analysis to identify companies that Wellington Management believes have substantial potential for capital appreciation. Wellington Management looks at a number of factors, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. A portion of the Fund combines fundamental research with an internally-developed quantitative analytical approach that also evaluates each security based on valuation, momentum, balance sheet and situations and events factors.

5.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) - The Investment Sub-Advisers” in the Prospectus, the sub-heading is deleted and replaced with “The Investment Sub-Adviser” and the first paragraph is deleted.

6.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) - Portfolio Managers” in the Prospectus, the disclosure is deleted and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000. Mr. Angeli has been involved in portfolio management and/or securities analysis for the Fund since 1999 and joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2006 and for clients of the firm for at least the past five years.  Mr. Mortimer has been involved in portfolio management and/or securities analysis for the Fund since 2003 and joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and for clients of the firm for at least the past five years.  Mr. Abularach has been involved in portfolio management and/or securities analysis for the Fund since 2003 and joined Wellington Management as an investment professional in 2001.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010 and for other clients of the firm for the past five years.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010 and for other clients of the firm for at least the past five years.  Mr Rome joined Wellington Management as an investment professional in 1994.

7.             Under the heading “PERFORMANCE NOTES” in the Prospectus, the following sentence is added to the end of the second paragraph:

As of July 21, 2010, Hartford Investment Management no longer serves as a sub-adviser to the Fund.

This Supplement should be retained with your Prospectus for future reference.

HV-7066	July 2010